                                                                    EXHIBIT 99.1
                                                                    ------------

SUBJECT TO REVISION
SERIES TERM SHEET DATED DECEMBER 3, 1996


                                  $280,000,000

                   CS FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                   DEPOSITOR

                     T.A.R. PREFERRED MORTGAGE CORPORATION,
                                     SELLER

          PREFERRED MORTGAGE ASSET-BACKED CERTIFICATES, SERIES 1996-2


Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Preferred Mortgage Asset-Backed Certificates, Series 1996-2. The Term Sheet has been prepared by T.A.R. Preferred Mortgage Corporation for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither CS First Boston nor any of its affiliates make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a base prospectus) relating to certain Conduit Mortgage and Manufactured Housing Contract Pass-Through Certificates, including the Preferred Mortgage Asset-Backed Certificates, Series 1996-2, has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there by any sale of the securities in any state in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


                                CS First Boston

  This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1996-2 Pooling and Servicing Agreement to be dated as of December 1, 1996 (the "Pooling and Servicing Agreement") among CS First Boston Mortgage Securities Corp., as Depositor (the "Depositor"), T.A.R. Preferred Mortgage Corporation, as Seller (the "Seller"), Advanta Mortgage Corp., USA, as Servicer (the "Servicer") and Bankers Trust Company, as Trustee (the "Trustee").

Securities Issued......... Preferred Mortgage Asset-Backed Certificates,
                             Series 1996-2 (the "Certificates") will be issued pursuant to the Pooling and Servicing Agreement.

                           The Certificates will consist of six classes (each,
                             a "Class") of senior Certificates (respectively, the "Class A-1 Certificates", the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class A-5 Certificates" and the "Class A-6 Certificates" and collectively, the "Class A Certificates" and one or more Classes of subordinate Certificates collectively, the "Subordinate Certificates", which term includes any REMIC "residual certificates" (a "Residual Certificate").

                           The Class A Certificates will be issued in the
                             amounts (with respect to each Class, the "Initial Certificate Principal Balance") and bear the pass-through rates (with respect to each Class, the "Pass-Through Rate") set forth below:

                                                          Initial
                                                         Certificate   Pass-
                                                          Principal   Through
                             Class                         Balance      Rate
                             -----                         -------      ----

                             Class A-1 Certificates    $80,200,000.00       %
                             Class A-2 Certificates    $29,800,000.00       %
                             Class A-3 Certificates    $43,700,000.00       %
                             Class A-4 Certificates    $59,800,000.00       %
                             Class A-5 Certificates    $16,300,000.00       %
                             Class A-6 Certificates    $50,200,000.00       %

Securities Offered.......  The Class A Certificates are the only Certificates being offered hereby. The Class A Certificates will be issued in book-entry form in minimum denominations of $1,000 and integral multiples of $1 in excess thereof. The Class A Certificates initially will be represented by certificates registered in the name of Cede & Co., as the nominee of The Depository Trust Company ("DTC").

                           Certificates representing the Class A Certificates
                             will be issued in definitive form only under the limited circumstances described in the Prospectus Supplement. All references herein to "holders" or "holders of the Class A Certificates" shall reflect the rights of beneficial owners of Class A Certificates issued in book-entry form ("Certificate Owners") as they may indirectly exercise such rights through DTC in the United States, or Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear") in Europe, and participating members thereof, except as otherwise specified in the Prospectus Supplement.

                           The Class A Certificates will evidence undivided
                             interests in the Mortgage Loans and together with all other assets of the trust fund, including any funds on deposit in the Capitalized Interest Account (as defined herein) and the Pre-Funding Account (as defined herein) (collectively, the "Trust Fund").

The Certificate Insurer    MBIA Insurance Corporation (the "Certificate
                             Insurer").

The Certificate Insurance
  Policy.................  The Certificate Insurer will issue a certificate guaranty insurance policy (the "Certificate
                             Insurance Policy") with respect to the Class A Certificates, pursuant to which it will irrevocably and unconditionally guarantee payment to the Trustee for the benefit of the Holders of the Class A Certificates as further described in the Prospectus Supplement, an amount that will insure that the full amount of the Insured Distribution Amount is available for distribution by the Trustee to the Senior Certificateholders on such Distribution Date. The "Insured Distribution Amount" for a Distribution Date equals the sum of
                             (i) the Class A Interest Distribution Amount and
                             (ii) the Overcollateralization Deficit. The
                             Certificate Insurance Policy does not guarantee the Class A Certificates any specified rate of prepayments.

                           The Class A Certificates will not represent
                             interests in or obligations of the Depositor, the Seller, the Servicer, the Trustee or any of their respective affiliates. Neither the Class A Certificates nor the underlying Mortgage Loans will be insured or guaranteed by any governmental agency or instrumentality.

The Seller................ The Seller is a California corporation with its principal offices located in Irvine, California. The Seller has 5 offices located in California along with offices located in Aurora, Colorado, Phoenix, Arizona, Lake Oswego, Oregon, Boca Raton, Florida and employs 223 people. Founded in 1989 as a sole proprietorship mortgage broker, it was subsequently incorporated in January 1992 and began originating subordinate mortgage loans in 1994. The Seller originates both first and subordinate lien mortgage loans secured by one-to four-family residences. The Seller is approved as a non-supervised lender by the U.S. Department of Housing and Urban Development ("HUD"). Additionally, the Seller is licensed by the State of California as a residential mortgage lender and is licensed or otherwise permitted to lend in other states. As of October 31, 1996, the Seller had over $26 million in assets.

Cut-Off Date.............. The opening of business on December 1, 1996.

Statistical Calculation
  Date.................... The close of business on November 21, 1996.

Closing Date.............. On or about December 11, 1996 (the "Closing Date").

Distributions.............   Generally distributions on each Distribution Date
                             will be made to the holders of record of the related Class A Certificates (the
                             "Certificateholders") as of the close of business on the Business Day immediately preceding such Distribution Date (each, a "Record Date"), except that the final distribution in respect of the Certificates will only be made upon presentation and surrender of the Certificates at the office or agency appointed by the Trustee for that purpose in New York, New York. As more fully described in the Prospectus Supplement, distributions to
                             Certificateholders generally will be applied first to the payment of interest and interest shortfalls, second to any unpaid principal and third, if any principal is then due, to the payment of principal of the related Class of Certificates.
                             Distributions on the Certificates will be made on the 25th day of each month (or, if such 25th day is not a Business Day, on the next succeeding Business
                             Day) (each, a "Distribution Date"). "Business Day" shall mean any day other than (i) a Saturday or Sunday, or (ii) any day on which the Certificate
                             Insurer or banking institutions located in the States of New York or California are authorized or obligated by law or executive order to close.

Description of
  Certificates............ General. The Certificates will represent the entire beneficial ownership interest in the Trust Fund. The assets of the Trust Fund will consist primarily of a pool of fixed rate closed end loans (the "Mortgage Loans") secured by mortgages or deeds of trust that are first or subordinate liens on residential one-to-four-family properties, including townhouses and individual units in condominiums and planned unit developments (such properties, the "Mortgaged Properties" and such pool, the "Mortgage Pool"). The Trust Fund will be formed and the Certificates will be issued pursuant to the Pooling and Servicing Agreement.

                           The Subordinate Certificates will have an original
                             principal balance of $4,770,714.11, but such amount will increase by an amount equal to 2.25% of the principal balance of the Subsequent Mortgage Loans, if any.

                           The Subordinate Certificates are not being offered
                             hereby.

The Mortgage Pool......... The statistical information regarding the Initial
                             Mortgage Loans and the Mortgaged Properties which is presented herein is based upon the characteristics of the Mortgage Pool as of the Statistical Calculation Date. Unless otherwise indicated, all percentages set forth in this Series Term Sheet are based upon the aggregate Principal Balance (as defined herein) of the Initial Mortgage Loans as of the Statistical Calculation Date, which was $212,031,738.44. The additional Mortgage Loans will represent Mortgage Loans acquired or to be acquired by the Seller on or prior to the Closing Date or up to 90 days thereafter. Some amortization of the Initial Mortgage Loans will occur prior to the Closing Date and certain loans included in the pools as of the Statistical Calculation Date may prepay in full, or may be determined not to meet the eligibility requirements for the final pools, and may not be included in the final pools. As a result of the foregoing, the statistical distribution of characteristics as of the Closing Date for the final Initial Mortgage Loan pool will vary somewhat from the statistical distribution of such characteristics as of the Statistical Calculation Date as presented herein.

                           69.15% of the Mortgage Loans, as of the Statistical
                             Calculation Date, are located in the State of California, and all of which have original terms to stated maturity of approximately ten through thirty years. The Monthly Payments for each Mortgage Loan are due on the dates of the month specified in the related Mortgage Note (as defined in the Prospectus Supplement) (each, a "Due Date"). The Mortgage Loans were underwritten in accordance with the underwriting standards of the Seller.

                           In addition to the Mortgage Loans acquired by the
                             Trust Fund on the Closing Date (such Mortgage Loans, the "Initial Mortgage Loans"), the Trust Fund may acquire additional Mortgage Loans up to a total of approximately $70,000,000, (the "Subsequent Mortgage Loans") during the three-month period commencing on the Closing Date. The Subsequent Mortgage Loans, if available, will be originated by the Seller, sold by the Seller to the Depositor and then sold by the Depositor to the Trust Fund. The Subsequent Mortgage Loans, as well as all Mortgage Loans, must conform to certain specified characteristics. See "Pre-Funding Feature" below.

Underwriting Standards and
  Potential Delinquencies  The Seller considers the underwriting policy under which the Mortgage Loans are underwritten to be analogous to credit lending, rather than equity lending, since its underwriting decisions are based primarily on the borrower's ability and willingness to repay and only secondarily on the potential value of the collateral upon foreclosure. Loan decisions are based primarily on an analysis of the prospective borrower's documented cash flow and credit history and supplemented by a collateral evaluation.

                             In evaluating the credit quality of borrowers, the Seller utilizes credit bureau risk scores (the "Credit Bureau Risk Score"), a statistical ranking of likely future credit performance developed by Fair, Isaac & Company ("Fair, Isaac") and the three national credit repositories - Equifax, Trans Union and TRW. The Credit Bureau Risk Scores available from the three national credit repositories are calculated by the assignment of weightings to the most predictive data collected by the credit repositories and range from the 400s to the 800s. The Credit Bureau Risk Score is used by the

                             Seller to provide a means of analysis to assist in underwriting to estimate the probability that the proposed mortgage loan will be paid in accordance with its terms, however, the final decision whether to approve a mortgage loan rests with the Seller.

                           The Maximum Loan Amount ("MLA") a borrower can
                             obtain is generally determined by a combination of considerations, including the Credit Bureau Risk Score of the primary wage earner and the combined debt-to-income ratio (the "DTI") of joint borrowers. Provided a mortgage loan generally meets the Seller's other underwriting guidelines, borrowers with applicable Credit Bureau Risk Scores and DTIs may generally be granted Maximum Loan Amounts of up to $65,000 and a DTI of up to 50%. Exceptions to these guidelines, including exceptions for Maximum Loan Amounts greater than $65,000, Credit Bureau Risk Scores below 620 and DTI's above 50%, may be approved at the Seller's discretion.

                           The collateral evaluation generally takes the form
                             of one of the following: (i) a Uniform Residential Appraisal Report in compliance with FNMA or FHLMC guidelines, (ii) a Second Mortgage Property Value Analysis Report, typically referred to as a "Drive-By Appraisal Report" which consists exclusively of an exterior inspection of the property without examination of interior, or (iii) a comparable sale analysis report referred to as a "Desk-Top Appraisal Report" which generally consists of an analysis of historical comparable sale information on similar type properties through the use of public record information or other on-line real estate sale information services and does not consist of an exterior or interior inspection of the property. All appraisals are analyzed on an "as is" valuation. There can be no assurance that the values determined by appraisers at the time of loan origination will be achieved in the event of foreclosure sale or that a different appraiser (or an appraisal which included an interior review) would have arrived at the same opinion of value.

                           The Seller's underwriting standards generally are
                             less stringent than those of FNMA or FHLMC with respect to a borrower's capacity, collateral and in certain other respects. As a result of this approach to underwriting, the Mortgage Loans in the Trust Fund may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a more traditional manner.

                           In addition, the Seller's underwriting standards allow loans to be approved with Combined Loan-to-Value Ratios of up to approximately 125%. Because the original Combined Loan-to-Value Ratios of the Mortgage Loans may be high relative to that of other similar subordinate lien mortgage loans, recoveries on Defaulted Mortgage Loans may be lower than the level of recoveries experienced by such other defaulted mortgage loans.

Prepayment and Yield
  Considerations.........  In general, the Mortgage Loans may be prepaid at any time without penalty and, accordingly, the rate of principal payments thereon is likely to vary from time to time. The Class A Certificates may be sold at a discount to their principal amounts. A slower than anticipated rate of principal payments on the Mortgage Loans will result in a lower than anticipated yield on the Class A Certificates if they are purchased at a discount.

Pre-Funding Feature......  On the Closing Date, approximately $70,000,000 (the
                             "Original Pre-Funded Amount") will be deposited with the Trustee and used by the Trust Fund to purchase the Subsequent Mortgage Loans.

                           The Trust Fund will be obligated, subject to the
                             satisfaction of certain conditions described in the Prospectus Supplement, to purchase the Subsequent Mortgage Loans from time to time during the Pre-Funding Period defined below, subject to the availability thereof. In connection with each purchase of Subsequent Mortgage Loans, the Trust Fund will be required to pay to the Depositor a cash purchase price of 97.75% of the principal amount thereof from the Pre-Funding Account; the remaining 2.25% will be evidenced by an increase in the Principal Balance of the Subordinate Certificates. The Depositor will designate as a cut-off date (each a "Subsequent Cut-Off Date") (i) the last day of the month preceding the month in which Subsequent Mortgage Loans will be conveyed by the Depositor to the Trust Fund or (ii) the date of origination, if any such Subsequent Mortgage Loan is originated in the month of conveyance by the Depositor to the Trust Fund (each a "Subsequent Transfer Date") occurring during the Pre-Funding Period (as defined herein). The Trust Fund may purchase the Subsequent Mortgage Loans only from the Depositor and not from any other person.

                           The "Pre-Funding Period" is the period from the
                             Closing Date until the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $50,000, (ii) the date on which an Event of Default occurs under the Pooling and Servicing Agreement or (iii) March 11, 1997. Any amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be distributed to the Class A Certificates as an additional distribution of principal on the Distribution Date which follows the end of the Pre-Funding Period.

Capitalized Interest
  Account................  On the Closing Date, the Trustee, from amounts received from the Depositor, will be required to deposit funds in an account (the "Capitalized Interest Account") in the name of the Trustee on behalf of the Trust Fund. The amount deposited therein will be used, as necessary, by the Trustee during the Pre-Funding Period to fund the negative arbitrage on the Pre-Funding Account monies. Any amounts remaining in the Capitalized Interest Account on the Distribution Date which follows the end of the Pre-Funding Period and not used for such purpose on such Distribution Date are required to be paid directly to the holders of the Subordinate Certificates on such Distribution Date.

Mortgage Interest Rate.... The "Mortgage Interest Rate" of each Mortgage Loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related mortgage note (the "Mortgage Note"). The Mortgage Interest Rate borne by each Mortgage Loan is fixed on the related Mortgage Note.

Interest Distributions...  On each Distribution Date,
                             the holders of the Class A Certificates will be entitled to receive, to the extent of amounts available for distribution as described herein, interest distributions in an amount equal to the sum of (i) interest accrued for the related Accrual Period (as defined herein) on the related Class A Principal Balance immediately prior to such Distribution Date at the applicable Class A Pass-Through Rate and (ii) the portion of the related Class A Carry-Forward Amount (as defined herein), allocable to interest (the "Class A Interest Distribution Amount").

                           Interest on the Class A Certificates will accrue
                             during the calendar month immediately preceding the month in which such Distribution Date occurs (each, an "Accrual Period").

Principal Distributions    The "Class A Principal Balance" at any time is
                             equal to the Class A Principal Balance as of the Cut-Off Date (the "Original Class A Principal Balance") minus the aggregate, cumulative amounts actually distributed as principal to the Class A Certificateholders.

                           Holders of the Class A Certificates will be entitled
                             to receive on each Distribution Date, to the extent of amounts available for distribution (as described herein) remaining after interest on the Class A Certificates is distributed, the "Class A Principal Distribution Amount", which will generally reflect principal collections on the Mortgage Loans with respect to the prior calendar month (the "Collection Period"), together with an amount (which may not, on any particular Distribution Date, be the full necessary amount) necessary to increase the actual Overcollateralization Amount to its Required Overcollateralization Level, and minus an amount intended to reduce any excess Overcollateralization Amount.

                             Specifically, the "Class A Principal Distribution Amount" for a Distribution Date will equal:

                             (a) the sum, without duplication, of:


                                (i)  all scheduled and unscheduled amounts
                                relating to principal with respect to the Mortgage Loans received by the Servicer during the prior Collection Period to the extent actually received by the Trustee,

                                (ii)  the Principal Balance of each Mortgage
                                Loan that either was repurchased by the Seller or by the Depositor to the extent such Principal Balances are actually received by the Trustee,

                                (iii) any Substitution Adjustments (as defined in the Prospectus Supplement) delivered by the Depositor or the Seller on the related Servicer Remittance Date in connection with a substitution of a Mortgage Loan, to the extent such Substitution Adjustments are actually received by the Trustee,

                                (iv) the net Liquidation Proceeds (as defined in the Prospectus Supplement) collected by the Servicer of all the Mortgage Loans during the prior calendar month (to the extent such net Liquidation Proceeds are related to principal) to the extent actually received by the Trustee,

                                (v) the portion of the Class A Carry-Forward Amount which relates to a shortfall in a distribution of a related Overcollateralization Deficit,

                                (vi) any monies released from the Pre-Funding Account as a prepayment of Class A Certificates on the Distribution Date which immediately follows the end of the Pre-Funding Period,

                                (vii) the proceeds received by the Trustee of any termination of the Trust Fund (to the extent such proceeds related to principal),

                                (viii) the amount of any Overcollateralization Deficit (as defined in the Prospectus Supplement) for such Distribution Date,

                                (ix) without duplication of amounts distributed under clause (viii) above, the amount of any related Overcollateralization Increase Amount (as defined in the Prospectus Supplement) for such Distribution Date;

                                           minus
                                           -----

                             (b) the amount of any Overcollateralization
                                Reduction Amount (as defined in the Prospectus Supplement) for such Distribution Date.

                             In no event will the Class A Principal Distribution Amount with respect to any Distribution Date be less than zero or greater than the Class A Principal Balance of the Class A Certificates.

                           For purposes of receiving distributions with respect
                             to principal, the Class A Certificates have been divided into six "sequential paying" classes. On each Distribution Date until the Class A-1 Certificate Principal Balance has been reduced to zero, the Holders of the Class A-1 Certificates will be entitled to receive 100% of the distribution with respect to the Class A Principal Distribution Amount on such Distribution Date. After the Class A-1 Certificate Principal Balance has been reduced to zero, the Holders of the Class A-2 Certificates will be entitled to receive 100% of such distributions with respect to principal until the Class A-2 Certificate Principal Balance has been reduced to zero. After the Class A-2 Certificate Principal Balance has been reduced to zero, the Holders of the Class A-3 Certificates will be entitled to receive 100% of such distributions with respect to principal until the Class A-3 Certificate Principal Balance has been reduced to zero. After the Class A-3 Certificate Principal Balance has been reduced to zero, the Holders of the Class A-4 Certificates shall be entitled to receive 100% of such distributions with respect to principal until the Class A-4 Certificate Principal Balance has been reduced to zero. After the Class A-4 Certificate Principal Balance has been reduced to zero, the Holders of the Class A-5 Certificates shall be entitled to receive 100% of such distributions with respect to principal until the Class A-5 Certificate Principal Balance has been reduced to zero. After the Class A-5 Certificate Principal Balance has been reduced to zero, the Holders of the Class A-6 Certificates shall be entitled to receive 100% of remaining distributions of principal.

                             The actual amount distributed with respect to the Class A Certificates on any Distribution Date is the "Class A Distribution Amount" for such Distribution Date.

                             Upon the earlier of (a) the date on which a Mortgage Loan has become delinquent for a period of 180 consecutive days or (b) the time at which a Mortgage Loan becomes a Liquidated Loan, such Mortgage Loan will become a "Charged-off Loan". Once a Mortgage Loan becomes a Charged-off Loan, its Principal Balance, for purposes of the Trust Fund, will thereafter be considered to be zero.

                             A "Liquidated Mortgage Loan" is a Mortgage Loan as to which the Servicer, in its reasonable, good faith business judgment, has determined that all amounts which will be recovered with respect to such Mortgage Loan have been so recovered (exclusive of any possibility of a deficiency judgment).

                             An amount to cover any loss on a Charged-off Loan may or may not be distributed to the Holders of the Class A Certificates on the Distribution Date which immediately follows such Mortgage Loan becoming a Charged-off Loan. However, the Holders of the Class A Certificates are entitled to receive ultimate recovery of any loss on the Mortgage Loans which receipt will be no later than the Distribution Date occurring after cumulative losses on Charged-off Loans result in an Overcollateralization Deficit.

Credit Enhancement........ The credit enhancement provided for the benefit of the Class A Certificateholders consists of (a) the overcollateralization provided by the Principal Balance of the Subordinate Certificates, as thereafter augmented by the acceleration feature described below, which together with the subordination mechanics utilize the internal cash flows of the Mortgage Loans, and (b) the Certificate Insurance Policy.

                           Overcollateralization.  The overcollateralization is
                             evidenced by the Subordinate Certificates, which represent the right to receive excess principal (which initially equals the Overcollateralization Amount (as defined below) on the Cut-off Date) and excess interest (the excess of interest collections on the Mortgage Loans over Class A Certificate interest, plus fees) as described more fully in the Prospectus Supplement.

                           The Pooling and Servicing Agreement defines the
                             "Overcollateralization Amount" to be, as of the end of the related Collection Period, the excess of the sum of (i) the amount then on deposit in the Pre-Funding Account and (ii) the then outstanding aggregate Principal Balance of the Mortgage Loans over the then outstanding Class A Principal
                             Balance.   Following the Closing Date, the
                             overcollateralization provisions will result in a limited acceleration of the Class A Certificates relative to the amortization of the Mortgage Loans in the early months of the transaction. The accelerated amortization is achieved by the application of 100% of principal payments on the Mortgage Loans and certain excess interest (i.e.,
                                                                         ----
                             the cash flows otherwise payable to the Subordinate Certificates) to the payment of the related Class A Principal Balance until the Overcollateralization Amount reaches a target level (the "Required Overcollateralization Level") mandated by the Certificate Insurer. Once the Required Overcollateralization Level is reached, and subject to the provisions described in the next paragraph, the acceleration feature will cease, unless necessary to maintain the actual

                             Overcollateralization Amount at the Required
                             Overcollateralization Level in effect at that time.

                           The Pooling and Servicing Agreement provides that,
                             subject to certain trigger tests, the Required Overcollateralization Level may increase or decrease over time. An increase would result in a temporary period of accelerated amortization of the related Class A Certificates to increase the actual Overcollateralization Amount to the Required Overcollateralization Level; a decrease would result in a temporary period of decelerated amortization to reduce the actual Overcollateralization Amount to the Required Overcollateralization Level.

                           Subordination.  The rights of the holders of the
                             Subordinate Certificates to receive distributions with respect to the Mortgage Loans in the Trust Fund will be subordinated, to the extent described in the Prospectus Supplement, to such rights of the holders of the Class A Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates of the full amount of their principal and scheduled monthly payments of interest and to afford such holders protection against losses on the Mortgage Loans.


Mandatory Prepayment of
  Class A Certificates...  The Original Pre-Funded Amount may be used to acquire Subsequent Mortgage Loans. If by the end of the Pre-Funding Period, not all of the Original Pre-Funded Amount has been used to acquire Subsequent Mortgage Loans, then the Class A Certificates will be prepaid in part on the Distribution Date which follows the end of the Pre-Funding Period, from and to the extent of such remaining funds.

Servicing of the
  Mortgage Loans.......... The Servicer has agreed to service the Mortgage
                             Loans on a "scheduled/actual" basis (i.e., the Servicer is responsible for advancing scheduled payments of interest to the extent described in "Delinquency Interest Advances and Compensating Interest" below) in accordance with the Pooling and Servicing Agreement and to cause the Mortgage Loans to be serviced with the same care as it customarily employs in servicing and administering mortgage loans of the same type for its own account in accordance with accepted mortgage servicing practices of prudent lending institutions.

Delinquency Interest
  Advances and Compensating
  Interest...............  The Servicer will be obligated to make Delinquency
                             Interest Advances (as defined below) unless it reasonably believes that the amount of such Delinquency Interest Advance will ultimately not be recoverable with respect to the related Mortgage Loan (exclusive of any possibility of a deficiency judgment). Delinquency Interest Advances may be funded by the Servicer from subsequent collections on the

                             Mortgage Loans generally, and are reimbursable from
                             (i) future collections and (ii) Net Liquidation Proceeds. "Delinquency Interest Advances" are amounts deposited in the Certificate Account by the Servicer equal to the sum of the interest portions (net of the Servicing Fees) due, but not collected with respect to delinquent Mortgage Loans during the related Collection Period, all as more fully described in the Prospectus Supplement.

                             In addition, the Servicer will also be required to deposit Compensating Interest (as defined in the Prospectus Supplement) in the Certificate Account with respect to any full Prepayment received on a Mortgage Loan during the related Collection Period out of its own funds without any right of reimbursement therefor.


Servicing Fee............  The Servicer is entitled to a servicing fee of
                             0.65% per annum of the Principal Balance of each Mortgage Loan (the "Servicing Fee"), calculated and payable monthly. The Servicer is entitled to other compensation to the extent set forth in the Pooling and Servicing Agreement.

Optional Termination.....  The Holders of the Residual Certificates or
                             Servicer may, at their option (and if neither option is exercised, the Certificate Insurer may, at its option) terminate the Trust Fund on any date on which the aggregate Principal Balances of the Mortgage Loans is less than 10% (if the Holders of the Residual Certificates are exercising their option) or is less than 5% (if the Servicer (or the Certificate Insurer, if the Servicer fails to exercise its option) is exercising its option) of the sum of (a) the aggregate Principal Balances of the Initial Mortgage Loans as of the Cut-Off Date plus (b) the aggregate Principal Balance of the Subsequent Mortgage Loans, as of the related Subsequent Cut-Off Date (such sum, the "Maximum Collateral Amount"), by purchasing from the Trust Fund, on the next succeeding Distribution Date, all of the property of such Trust Fund at a price equal to the sum of (a) the greater of (i) 100% of the aggregate Principal Balances of each outstanding Mortgage Loan and each REO Property plus accrued and unpaid interest on the Mortgage Loans through the related Collection Period (ii) the fair market value (disregarding accrued interest) of the Mortgage Loans and such REO Properties, (as more fully described in the Prospectus Supplement), (b) any unreimbursed amounts due to the Certificate Insurer under the Pooling and Servicing Agreement and any accrued and unpaid Insured Payments, plus interest thereon and (c) any unreimbursed Servicing Fees and Advances due to the Servicer under the Pooling and Servicing Agreement. The first date on which the Holders of the Residual Certificates may exercise their option is the "Clean-Up Call Date".

Trustee..................  Bankers Trust Company, a New York banking corporation with offices located at Four Albany Street, New York, New York.

ERISA Considerations.....  The Class A Certificates may not be purchased by an employee benefit plan (a "Plan") subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and/or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") until the earlier of the (i) the end of the Pre-Funding Period or (ii) the date on which the U.S. Department of Labor amends the exemption (as defined below) to permit the use thereunder of pre-funding accounts as described herein. On or after the earlier to occur of such dates, a fiduciary of any Plan should carefully review with its legal advisors whether the purchase or holding of Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. The U.S. Department of Labor has issued an individual exemption to the Underwriter (the "Exemption"), which generally exempts from the application of certain of the prohibited transaction provisions of ERISA, and the excise taxes imposed on such prohibited transactions by
                             Section 4975(a) and (b) of the Code and Section 502(i) of ERISA, transactions relating to the purchase, sale and holding of pass-through certificates such as the Class A Certificates and the servicing and operation of asset pools such as the Trust Fund, provided that certain conditions are satisfied.

Legal Investment.........  The Class A Certificates will not constitute
                             "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Certain Federal Income
  Tax Consequences.......  For federal income tax purposes, one or more elections will be made to treat certain assets of the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC"). The Class A Certificates will be designated as "regular interests" issued by a REMIC and will be treated as debt instruments issued by a REMIC for federal income tax purposes.

Certificate Ratings......  It is a condition to the issuance of Class A
                             Certificates that the Class A Certificates shall have been rated not lower than AAA by Standard & Poor's Ratings Group ("Standard & Poor's") and Aaa by Moody's Investors Service ("Moody's"). A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. The ratings do not address the possibility that Senior Certificateholders may suffer a lower than anticipated yield.

Delinquency, Loan Loss and
  Foreclosure Experience   The Seller was incorporated as a California
                             corporation in January, 1992 and has been originating subordinate lien mortgage loans since August 1994. Accordingly, the Seller has insufficient historical delinquency, bankruptcy, foreclosure or default experience that may be referred to for purposes of estimating the future delinquency and loss experience of mortgage loans similar to the Mortgage Loans being sold to the Trust Fund.

                           Set forth below is a description of certain
                             additional characteristics of the Initial Mortgage Loans as of the Statistical Calculation Date (except as otherwise indicated). Dollar amounts and percentages may not add up to totals due to rounding.

                            MORTGAGE INTEREST RATES

                                                                            PERCENTAGE OF
                                             STATISTICAL CALCULATION  STATISTICAL CALCULATION
                              NUMBER OF               DATE                DATE AGGREGATE
                           INITIAL MORTGAGE     AGGREGATE UNPAID              UNPAID
 MORTGAGE INTEREST RATES        LOANS          PRINCIPAL BALANCE         PRINCIPAL BALANCE
 -----------------------        -----          -----------------         -----------------

10.000  -  10.249                         1          $     59,858.01                0.03%
10.250  - 10.499                          1                35,000.00                0.02
10.500  - 10.749                          3               110,555.41                0.05
10.750  - 10.999                         42             1,424,850.77                0.67
11.000  - 11.249                          8               464,341.26                0.22
11.250  - 11.499                         76             2,613,112.43                1.23
11.500  - 11.749                         28             1,111,640.44                0.52
11.750  - 11.999                        342            12,147,673.11                5.73
12.000  - 12.249                         50             1,839,181.87                0.87
12.250  - 12.499                        208             7,584,983.25                3.58
12.500  - 12.749                        563            20,330,722.21                9.59
12.750  - 12.999                        372            12,556,966.96                5.92
13.000  - 13.249                        213             7,822,778.00                3.69
13.250  - 13.499                        491            17,208,742.36                8.12
13.500  - 13.749                      1,360            46,248,230.07               21.81
13.750  - 13.999                      1,125            37,466,834.53               17.67
14.000  - 14.249                        304            10,975,469.55                5.18
14.250  - 14.499                        128             4,477,988.08                2.11
14.500  - 14.749                        471            15,332,929.48                7.23
14.750  - 14.999                        111             3,579,383.80                1.69
15.000  - 15.249                         86             2,905,589.76                1.37
15.250  - 15.499                         54             1,782,073.24                0.84
15.500  - 15.749                         16               511,500.52                0.24
15.750  - 15.999                         81             2,484,404.51                1.17
16.000  - 16.249                          4               131,518.99                0.06
16.250  - 16.499                         20               582,908.67                0.27
16.500  - 16.749                          5               135,714.82                0.06
16.750  - 16.999                          3                81,911.50                0.04
17.000  - 17.250                          1                24,874.84                0.01
                                      -----          ---------------              ------

       TOTAL                          6,167          $212,031,738.44              100.00%



  The weighted average Mortgage Interest Rate of the Initial Mortgage Loans is approximately 13.46% per annum.

                      REMAINING MONTHS TO STATED MATURITY

                                                      STATISTICAL             PERCENTAGE OF
                                                      CALCULATION        STATISTICAL CALCULATION
                                 NUMBER OF          DATE AGGREGATE            DATE AGGREGATE
 REMAINING MONTHS TO STATED   INITIAL MORTGAGE          UNPAID                   UNPAID
         MATURITY                  LOANS           PRINCIPAL BALANCE        PRINCIPAL BALANCE
         --------                  -----           -----------------        -----------------
            106                              1          $     14,103.52                 0.01%
            162                              1                36,405.25                 0.02
            163                              5               182,344.70                 0.09
            164                             10               280,531.25                 0.13
            165                             18               478,457.93                 0.23
            166                             37               965,005.05                 0.46
            167                             32               965,211.45                 0.46
            168                            108             3,656,306.41                 1.72
            169                            143             5,004,332.28                 2.36
            170                            167             6,416,524.61                 3.03
            171                            258            10,067,848.08                 4.75
            172                            313            11,140,073.36                 5.25
            173                            399            13,208,584.19                 6.23
            174                            373            12,010,001.83                 5.66
            175                            436            14,167,681.12                 6.68
            176                            432            14,731,741.32                 6.95
            177                            465            15,527,066.66                 7.32
            178                            670            22,896,252.03                10.80
            179                            946            32,643,057.71                15.40
            180                          1,350            47,506,959.69                22.41
            240                              3               133,250.00                 0.06
                                         -----          ---------------               ------

           TOTAL                         6,167          $212,031,738.44               100.00%

  The weighted average remaining term to stated maturity of the Initial Mortgage Loans is approximately 176.24 months.

                               ORIGINATION MONTH


                                             STATISTICAL           PERCENTAGE OF
                           NUMBER OF       CALCULATION DATE   STATISTICAL CALCULATION
                        INITIAL MORTGAGE  AGGREGATE UNPAID     DATE AGGREGATE UNPAID
ORIGINATION MONTH            LOANS        PRINCIPAL BALANCE      PRINCIPAL BALANCE
-----------------            -----        -----------------      -----------------

May 1995                         5           $    156,907.41                 .07%
June 1995                       10                292,652.27                 .14
July 1995                       16                419,874.82                 .20
August 1995                     31                871,022.17                 .41
September 1995                  29                831,335.59                 .39
October 1995                    64              2,028,184.70                 .96
November 1995                  149              5,021,457.87                2.37
December 1995                  171              6,345,480.70                2.99
January 1996                   256             10,278,594.02                4.85
February 1996                  287             10,512,197.88                4.96
March 1996                     424             14,319,074.62                6.75
April 1996                     378             12,199,848.40                5.75
May 1996                       440             14,092,892.41                6.65
June 1996                      401             13,483,049.80                6.36
July 1996                      396             13,380,111.52                6.31
August 1996                    730             24,718,677.94               11.66
September 1996                 880             30,256,544.14               14.27
October 1996                 1,247             44,274,737.18               20.88
November 1996                  253              8,549,095.00                4.03
                             -----           ---------------              ------

TOTAL                        6,167           $212,031,738.44              100.00%

The earliest month and year of origination of any Initial Mortgage Loan is May 1995 and the latest month and year of origination is November 1996.

                         COMBINED LOAN-TO-VALUE RATIOS


                                                                     PERCENTAGE OF
                                               STATISTICAL      STATISTICAL CALCULATION
                             NUMBER OF      CALCULATION DATE         DATE AGGREGATE
 COMBINED LOAN-TO-VALUE   INITIAL MORTGAGE  AGGREGATE UNPAID            UNPAID
         RATIOS                LOANS        PRINCIPAL BALANCE      PRINCIPAL BALANCE
         ------                -----        -----------------      -----------------
     20.00 - 24.99                 2         $     72,695.90               0.03%
     25.00 - 29.99                 2               38,232.13               0.02
     35.00 - 39.99                 4              133,266.35               0.06
     45.00 - 49.99                 4              108,603.52               0.05
     50.00 - 54.99                 3              107,093.50               0.05
     55.00 - 59.99                 3               76,705.90               0.04
     60.00 - 64.99                 6               99,966.70               0.05
     65.00 - 69.99                15              492,948.21               0.23
     70.00 - 74.99                31            1,143,472.46               0.54
     75.00 - 79.99               110            3,968,194.36               1.87
     80.00 - 84.99               136            4,350,563.76               2.05
     85.00 - 89.99               305           10,313,043.26               4.86
     90.00 - 94.99               250            8,071,480.24               3.81
     95.00 - 99.99               709           24,110,753.55              11.37
    100.00 - 104.99              494           17,129,648.28               8.08
    105.00 - 109.99              565           19,359,591.49               9.13
    110.00 - 114.99              711           23,440,453.38              11.06
    115.00 - 119.99              840           28,090,572.89              13.25
    120.00 - 124.99            1,900           68,190,814.50              32.16
    125.00 - 129.99               77            2,733,638.06               1.29
                               -----         ---------------             ------

         TOTAL                 6,167         $212,031,738.44             100.00%

  The minimum and maximum Combined Loan-to-Value Ratios of the Initial Mortgage Loans as of the Statistical Calculation Date are approximately 21.65% and 125.00%, respectively, and the weighted average Combined Loan-to-Value Ratio as of the Statistical Calculation Date of the Initial Mortgage Loans is approximately 110.19%. The "Combined Loan-to-Value Ratio" of a Mortgage Loan is the ratio, expressed as a percentage, equal to the sum of any outstanding senior liens mortgage balance plus the original balance of the Mortgage Loan divided by the appraised value of the Mortgaged Property. In the instance where more than one appraisal was performed on the subject property, the lesser of the two values will be used to determine the Combined Loan-to-Value Ratio.

                           CREDIT BUREAU RISK SCORES





                                                                    PERCENTAGE OF
                                                 STATISTICAL         STATISTICAL
                               NUMBER OF      CALCULATION DATE    CALCULATION DATE
                            INITIAL MORTGAGE   AGGREGATE UNPAID    AGGREGATE UNPAID
 CREDIT BUREAU RISK SCORE        LOANS        PRINCIPAL BALANCE   PRINCIPAL BALANCE
 ------------------------        -----        -----------------   -----------------

        560 - 569                    2          $     54,011.07               0.03%
        570 - 579                    1                14,103.52               0.01
        580 - 589                    3                77,209.83               0.04
        590 - 599                    6               157,715.08               0.07
        600 - 609                   40             1,319,893.06               0.62
        610 - 619                   72             2,232,349.45               1.05
        620 - 629                  297             9,513,648.82               4.49
        630 - 639                  351            11,255,458.77               5.31
        640 - 649                  650            22,771,898.13              10.74
        650 - 659                  607            20,855,848.59               9.84
        660 - 669                  763            27,395,324.26              12.92
        670 - 679                  676            23,834,810.01              11.24
        680 - 689                  651            23,060,828.06              10.88
        690 - 699                  464            15,734,636.04               7.42
        700 - 709                  427            15,095,321.44               7.12
        710 - 719                  337            11,338,778.75               5.35
        720 - 729                  268             9,217,665.94               4.35
        730 - 739                  228             7,536,671.60               3.55
        740 - 749                  130             4,248,500.22               2.00
        750 - 759                   83             2,753,248.96               1.30
        760 - 769                   53             1,634,397.10               0.77
        770 - 779                   24               876,376.24               0.41
        780 - 789                   19               584,445.12               0.28
        790 - 799                    6               163,180.74               0.08
        800 - 809                    7               219,117.47               0.10
        810 - 819                    2                86,300.17               0.04
                                 -----          ---------------             ------

TOTAL                            6,167          $212,031,738.44             100.00%

  As of the Statistical Calculation Date, the weighted average Credit Bureau Risk Score of the Initial Mortgage Loans is 677.71.

                 SUBORDINATE MORTGAGE RATIOS OF MORTGAGE LOANS


                                                                      PERCENTAGE OF
                                                    STATISTICAL        STATISTICAL
                                  NUMBER OF       CALCULATION DATE   CALCULATION DATE
                               INITIAL MORTGAGE   AGGREGATE UNPAID   AGGREGATE UNPAID
 SUBORDINATE MORTGAGE RATIOS         LOANS       PRINCIPAL BALANCE  PRINCIPAL BALANCE
 ---------------------------         -----       -----------------  -----------------

4.50 to 9.99                            92         $  2,017,366.81          0.95%
10.00 to 19.99                       2,072           60,324,966.54          28.47
20.00 to 29.99                       2,518           91,191,818.39          43.04
30.00 to 39.99                         969           37,079,191.74          17.50
40.00 to 49.99                         336           13,928,427.12           6.53
50.00 to 59.99                         117            5,166,502.27           2.44
60.00 to 69.99                          32            1,230,804.99           0.58
70.00 to 79.99                          22              811,142.26           0.38
80.00 to 89.99                           4              193,482.40           0.09
90.00 to 99.99                           1               49,686.09           0.02
                                     -----         ---------------         ------

TOTAL                                6,163         $211,893,388.61         100.00%

  As of the Statistical Calculation Date, the weighted average Subordinate Mortgage Ratio of the Initial Mortgage Loans will be approximately 26.20%. The "Subordinate Mortgage Ratio" of a Mortgage Loan which is in a subordinate lien position is equal to the ratio (expressed as a percentage) of the original principal balance of such Mortgage Loan to the sum of (i) the original principal balance of such Mortgage Loan and (ii) the principal balance at the time of origination of any senior liens (computed at the time of origination of such Mortgage Loan).

                   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                       STATISTICAL          PERCENTAGE OF
                                                       CALCULATION           STATISTICAL
   ORIGINAL MORTGAGE LOAN         NUMBER OF               DATE             CALCULATION DATE
 PRINCIPAL BALANCE OF THE      INITIAL MORTGAGE     AGGREGATE UNPAID       AGGREGATE UNPAID
   INITIAL MORTGAGE LOANS           LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
-----------------------------  ----------------    -----------------      ------------------
   10,000 -  14,999                     86          $  1,042,547.04               0.49%
   15,000 -   19,999                   359             6,089,104.89               2.87
   20,000 -   24,999                   724            15,784,595.30               7.44
   25,000 -   29,999                 1,172            30,716,433.44              14.49
   30,000 -   34,999                   954            29,903,934.40              14.10
   35,000 -   39,999                   797            28,621,025.31              13.50
   40,000 -   44,999                   641            26,210,911.89              12.36
   45,000 -   49,999                   502            23,108,613.88              10.90
   50,000 -   54,999                   615            30,602,411.94              14.43
   55,000 -   59,999                   122             6,772,677.40               3.19
   60,000 -   64,999                    95             5,764,894.48               2.72
   65,000 -   69,999                    50             3,255,312.18               1.54
   70,000 -   74,999                     7               488,757.46               0.23
   75,000 -   79,999                    19             1,414,422.43               0.67
   80,000 -   84,999                     5               393,444.17               0.19
   85,000 -   89,999                     2               169,807.24               0.08
   90,000 -   94,999                     4               346,838.11               0.16
   95,000 -   99,999                     4               369,464.18               0.17
  100,000 -  104,999                     6               590,174.10               0.28
  120,000 -  124,999                     1               119,912.61               0.06
  130,000 -  134,999                     1               126,856.35               0.06
  145,000 -  149,999                     1               139,599.64               0.07
                                     -----          ---------------             ------

TOTAL                                6,167          $212,031,738.44             100.00%

  As of the Statistical Calculation Date, the average Original Principal Balance of the Initial Mortgage Loans is approximately $34,674.71.

                           MORTGAGED PROPERTY TYPES

                                               STATISTICAL          PERCENTAGE OF
                                               CALCULATION           STATISTICAL
                          NUMBER OF               DATE             CALCULATION DATE
                       INITIAL MORTGAGE     AGGREGATE UNPAID       AGGREGATE UNPAID
    PROPERTY TYPE           LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
---------------------  ----------------    -----------------      ------------------
    Single Family            5,643          $195,297,414.19              92.11%
    Low-rise Condo             383            12,027,391.33               5.67
    High-rise Condo             26               853,801.91               0.40
    PUD                         94             3,217,299.16               1.52
    2 - Unit                    13               398,719.76               0.19
    3 - Unit                     6               174,112.09               0.08
    4 - Unit                     2                63,000.00               0.03
                             -----          ---------------             ------
    Total                    6,167          $212,031,738.44             100.00%

                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                          STATISTICAL             PERCENTAGE OF
                                          CALCULATION        STATISTICAL CALCULATION
                     NUMBER OF               DATE                      DATE
                  INITIAL MORTGAGE     AGGREGATE UNPAID          AGGREGATE UNPAID
     STATE             LOANS          PRINCIPAL BALANCE         PRINCIPAL BALANCE
----------------  ----------------    -----------------      ------------------------
Alaska                   61            $  2,379,706.52                  1.12%
Arizona                  64               2,235,594.89                  1.05
California            4,169             146,620,897.92                 69.15
Colorado                176               5,798,688.13                  2.73
Florida                   6                 164,591.36                  0.08
Georgia                  82               2,607,533.96                  1.23
Hawaii                    2                  69,161.30                  0.03
Idaho                   457              14,696,321.25                  6.93
Illinois                  2                  74,918.00                  0.04
Indiana                  36               1,185,938.60                  0.56
Iowa                    138               4,651,696.66                  2.19
Kansas                    7                 211,500.00                  0.10
Kentucky                  2                  53,893.42                  0.03
Louisiana                 8                 253,050.00                  0.12
Minnesota                33               1,039,578.64                  0.49
Missouri                 10                 408,777.19                  0.19
Montana                 158               4,912,317.57                  2.32
Nebraska                151               4,584,135.81                  2.16
Nevada                   27                 853,491.77                  0.40
New Mexico                1                  36,938.86                  0.02
North Carolina           48               1,530,246.19                  0.72
Ohio                     47               1,457,668.30                  0.69
Oklahoma                 10                 215,784.71                  0.10
Oregon                   99               3,623,719.91                  1.71
South Dakota            108               3,579,781.33                  1.69
Tennessee                 6                 204,787.42                  0.10
Utah                     34               1,032,133.61                  0.49
Virginia                  5                 211,921.42                  0.10
Washington               68               2,280,763.91                  1.08
Wisconsin                 1                  45,000.00                  0.02
Wyoming                 151               5,011,199.79                  2.36
                      -----            ---------------                ------

TOTAL                   6,167          $212,031,738.44                100.00%


    No more than approximately 0.80% of the Initial Mortgage Loans are secured by Mortgaged Properties located in any one zip code.